HARRINGTON WEST FINANCIAL GROUP

(NASDAQ: HWFG)

Craig J. Cerny, Chairman & CEO

Mark Larrabee, President of Kansas Region and Chief Commercial Loan Officer

Howe Barnes 12th Annual Bank Conference

Chicago, Illinois

August 13, 2007

2:10 p.m.



Partners in Community Banking

During the course of my remarks today, you will hear me make certain predictive statements regarding our plans and strategies and anticipated financial results to assist in better understanding our company. The forward looking statements about future results are not absolute. Refer to our 10K, 10Q’s and 8K’s on file with the SEC for further detail in this regard.

Presentation Overview Corporate Structure Mission Core Strategies Financial Performance Why Invest in Harrington West?

Corporate Structure Three more banking centers in the Phoenix metro under development for opening from late 2007 to early 2009 (1996) NASDAQ: HWFG (1983) Banking Units Harrington Wealth Management Company, Inc. (1999) Kansas City Metro (1998) Arizona (2002) California (1983) 3 banking offices 2 banking offices 11 banking offices $1.1 Billion Assets $85.6 Million Market Cap on 07/31/07

Mission Statement The mission of Harrington West is to be: growth oriented 8-10% plus annual growth in loans and deposits 15-20% plus annual growth in trust/investment management fees high performing on ROE and EPS growth measures ROE – low to mid teens EPS growth of 8-15%, depending on the pace of investment spending in new banking offices and investment opportunities diversified and opportunistic high product value for retail and commercial customers relationship-driven/consultative service emphasize safety and community involvement use modern financial skills in risk management and investments

Core Strategies Grow low and non-costing deposits Incentives for Loan Officers and Business Developers to gather core deposits Grass roots marketing programs to establish full banking relationships Seminars Referrals Networking Sales training Banking Center Managers and Staff Business Developers

Grow Lower and Non-Costing Deposits June 30, 2007 21% 35% 44% Core Deposits Diamond CD * Term Deposits December 31, 2000 17% 23% 60% Mix Change to Lower Cost Deposits * 10 month term CD with limited liquidity and a rate change option

Non-Costing Deposits $0 $10 $20 $30 $40 $50 $60 2001 2002 2003 2004 2005 2006 June 2006 June 2007 Millions Compounded Annualized Growth Rate from 2001 – June 30, 2007 = 30%

Core Strategies Diversify Economic Risk by Building HWFG in Three Strong Markets Known Well by Management Central Coast of California Phoenix Metro Kansas City Metro

Diversified Markets Excellent Market Characteristics Broad Market Knowledge Loan Diversification Local Experience Shareholder Value Creation Options Centralized Administration

Deposits by Market June 30, 2007 (in millions) $621 $92 $62 California Kansas Arizona Total deposits $775 million

Loans by Market June 30, 2007 (in millions) $470 $162 $127 California Kansas Arizona Total net loans $759 million

Market Contribution to Loan Growth $133 $66 $113 California Kansas Arizona Total Loan Growth = $312 million December 31, 2002 to June 30, 2007 (in millions)

Core Strategies Expand and Diversify Business Lines to Higher Margin Categories Business lending Construction lending Commercial real estate Wealth management

Enhanced Product Offerings

Mix Change To Higher Spread Earning Loans June 30, 2007 15% 32% 11% 16% 16% 6% 4% SFR CRE Multi Family C+I Construction Land Consumer December 31, 2000 50% 27% 17% 3% 1% 1% 1% Total Gross Loans = $396 million Total Gross Loans = $768 million

Diversify and Grow Banking Fee Income $0 $1 $2 $3 $4 2001 2002 2003 2004 2005 2006* June 2006 YTD* June 2007 YTD Millions Loan/Deposit/Other Mortgage Broker HWM BOLI Compounded Annualized Growth Rate from 2001 – June 2007 = 25% *Excluding Lease Termination Income of $295 thousand

Core Strategies Deploy Capital Efficiently in an Effort to Increase ROE Augment banking franchise income with investments, when spreads are favorable Maintain well capitalized status but not at excessive levels Manage capital levels through dividend policy

Utilize Excess Capital Strategy: To utilize excess bank capital with a short duration, high quality investment portfolio Managed to a 3 to 6 month effective duration Opportunistically managed as risk-adjusted spreads dictate Experience: CEO and CIO have 15-20 years of experience in advising on investments and risk management Goal net investment margin: 100 bps over 3 month LIBOR Composition as of June 30, 2007: % of Total* Home Equity ABS A to AAA rated 38% GNMA One Year ARM’s 19% Private label AAA ARM’s 20% High Coupon Agency Fixed Rate MBS 8% Hybrid Fixed and CMO A to AAA Rated 13% Other 2% Total portfolio at June 30, 2007: $289 million

Core Strategies Control Operating Expenses While Investing in Franchise Growth Centralized administration Gain efficiencies from technology In-house investment management Electronic enhancements for document preparation and storage Leverage Infrastructure with new Banking Centers

Core Strategies Seek to Manage Banking Risks to a Low Level Credit risk underwriting and monitoring systems Disciplined interest rate risk management using both a market value and earnings approach Stringent operational controls

Control Banking Risks $0 $1 $2 $3 $4 $5 $6 June 2001 Dec 2001 June 2002 Dec 2002 June 2003 Dec 2003 June 2004 Dec 2004 June 2005 Dec 2005 June 2006 Dec 2006 June 2007 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Non-Performing Assets Real Estate Owned % to Total Assets Credit Quality Maintained

Mark Larrabee Regional President – Kansas Chief Commercial Lending Officer

Commercial Banking Milestones 2000 Initial strategy development and planning; first C&I loans and commercial deposit products offered 2001 The acquisition of the Harrington Banking Operations in KS increased loans and enhanced operational resources 2002 Arizona operation established and full cash management/CIB services offered through all markets. Expanded “relationship” concept to CRE lending activities 2005 Focused on CA C&I lending expansion via Ventura base and strategic hiring 2006 Introduced Commercial Deposit Incentive plan and began formal calling programs using Banking Center Managers to leverage branch platform 2007 Launched Small Business Lending Program and enhanced cash management products (remote deposit, ARP and Positive Pay)

Competitive Strategies Experienced lenders Consultative Broad knowledge of local markets and industries Strong credit skills and underwriting capabilities OAS/Relationship Pricing Long term fixed rates, hedge exposure Value on relationship in pricing competitively Responsive to clients Flexibility in deal structure to meet needs Quick to answer

Commercial Deposit Growth $0 $10 $20 $30 $40 $50 $60 $70 Dec. 31, 2001 Jun. 30, 2007 Millions Non-Interest Bearing Interest-Bearing% of Total Deposits: 7.7% % of Total Deposits: 1.6%

C&I Lending Growth $0 $25 $50 $75 $100 $125 $150 $175 Dec. 31, 2001 Jun. 30, 2007 Millions Outstanding Balances Unused Commitments % of Total Loans: 15.7% % of Total Loans: 6.9%

C&I Portfolio Composition June 30, 2007 (in millions) 27% 41% 32% Unused Lines of Credit Outstanding Balance- Lines Oustanding Balance- Term Total Commitments: $163 million Total Outstanding: $119 million

C&I Portfolio Diversification June 30, 2007 8% 15%6% 7% 10% 5% 18% 16% 9% 6% Mining and Energy Construction Manufacturing Wholesale and Distribution Retail Information Finance and Insurance Real Estate Professional Other Services Based upon Total Commitments

Commercial Banking Impact C&I Loans now comprise 11% of total assets and account for 18% of total asset growth since 2000 Commercial Deposits now comprise nearly 8% of total deposits and account for 90% of the non-interest bearing deposit growth since 2000 Progress Since 2000 Inception

Financial Performance 2001 to June 30, 2007

Recent Factors Influencing Last Three Years of Profit Performance Strategic decision to reduce investments by $144.9 million from 12/31/04 to 06/30/07 and notional amount of Total Return Swaps by $120 million Investment margins tightened precipitously Risk/return tradeoffs in investments not favorable Restructured investment portfolio in the June 2007 quarter to improve net interest margin and economic return, resulting in a $1 million realized loss on the sale of securities Loans grew $160.9 million over the 2004 to June 2007 period Total Earning Assets, therefore, grew slowly Net Interest Margins virtually stable Higher loan margins offset by some repricing lag in loan/securities Investment spending in new banking centers influenced expenses Scottsdale, Airpark – March 2005 Thousand Oaks, California – May 2005 Olathe, Kansas – August 2006

Loan Growth Compounded Annualized Growth Rate from 2001 – June 30, 2007 = 10% $0 $100 $200 $300 $400 $500 $600 $700 $800 2001 2002 2003 2004 2005 2006 June 2007 Millions

Deposit Growth Compounded Annualized Growth Rate from 2001 – June 2007 = 13% $0 $100 $200 $300 $400 $500 $600 $700 $800 2001 2002 2003 2004 2005 2006 June 2007 Millions

Investment Balances with Notional Amount of Total Return Swaps $0 $100 $200 $300 $400 $500 $600 2001 2002 2003 2004 2005 2006 June 2007 Millions Portfolio Balance TROR Swaps

Net Interest Income Compounded Annualized Growth Rate from 2001 – June 2007 = 12% $0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 2006 June 2006 YTD June 2007 YTD Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Net Interest Income Margin

Net Interest Margin Stability 0% 1% 2% 3% 4% 5% June 2004 Qtr Sept 2004 Qtr Dec 2004 Qtr March 2005 Qtr June 2005 Qtr Sept 2005 Qtr Dec 2005 Qtr March 2006 Qtr June 2006 Qtr Sept 2006 Qtr Dec 2006 Qtr March 2007 Qtr June 2007 Qtr HWFG Net Interest Margin Fed Funds Rate

Net Revenue $0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 2006 June 2006 YTD June 2007 YTD Millions Net Interest Income before Provision Banking Fee Income Compounded Annualized Growth Rate from 2001 – June 2007 = 13% Net Revenue = Net Interest Income before Provision for Loan Loss plus banking fee income

Operating Expenses $0 $5 $10 $15 $20 $25 2001 2002 2003 2004 2005 2006 June 2006 YTD June 2007 YTD Millions Compounded Annualized Growth Rate from 2001 – June 2007 = 14%

Net Income and Diluted EPS Excluding Trading Income and Securities Gains and Losses $0 $3 $6 $9 2001 2002 2003 2004 2005 2006 June 2006 YTD June 2007 YTD Net Income (Millions) $0.00 $0.50 $1.00 $1.50 $2.00Earnings Per Share Net Income EPS

Book Value Per Share $7.49 $8.18 $9.23 $9.98 $11.06 $12.42 $12.40 $11.28 $6.13 $7.16 $8.26 $9.05 $9.82 $11.22 $4 $6 $8 $10 $12 2001 2002 2003 2004 2005 2006 June 2007 Book Value Tangible Book Value

Strategic Focus for 2007 and Beyond Improve Profitability through Net Interest Income Expansion, Fee Income Growth, and Expense Control Seek Growth of Core Deposits Banking Center Deposit Development Program Sales focus Training CRE and Business Lender Training and Incentive Program Grow and Diversify the Loan Portfolio Focus on Growth of Less Volatile Banking Fee Income Deposit fees Overdraft protection Brokerage services Bank Owned Life Insurance HWM fees Mortgage Brokerage fee income from Banking Platform Improve Sales Culture, Training, and Cross Sell Penetration Manage Internet Banking as a Separate Channel Open new banking offices – approximately 2 offices every 15 months.

Why Invest In Harrington West? Track record of QUALITY EARNINGS in a growing franchise ATTRACTIVE MARKETS and franchises CREDIT QUALITY OPPORTUNISTIC strategy Shareholder-focused to MAXIMIZE VALUE with high inside ownership RISK MANAGEMENT emphasis ATTRACTIVE VALUATION as of June 30, 2007 PEER (1) (2) HWFG (2) EPS Multiple 2008 (Est.) 12.5x 9.9x (3) EPS Multiple (LTM) 14.9x 12.3x Tangible Book Multiple 1.62x 1.45x Dividend Yield 2.46% 3.23% (4) Payout (LTM) 37% 39% RISING CASH DIVIDEND to shareholders (1) Median of all public banks and thrifts from $500 million to $2 billion in assets per RBC Capital Markets, Inc. (2) Data based on June 30, 2007 financial information and July 31, 2007 stock prices. (HWFG 7/31/07 stock price of $15.50) (3) Based on average of available analyst estimates. (4) Excludes special dividends.

HWFG vs. Bank Composite HWFG NASDAQ Bank Index November 11, 2002 July 18, 2007